Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 30, 2018 (this “Amendment”), among NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Collateral Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (“Administrative Agent”), as swingline lender and as a lender (the “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent, the Lender, the other lenders party from time to time thereto and the Collateral Custodian are parties to the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendment

SECTION 2.1.                                Section 1.1 of the Loan and Security Agreement is hereby amended by deleting the definition of “Applicable Spread” in its entirety and replacing it with the following:

“Applicable Spread”:  A rate per annum equal to the percentage determined in accordance with the following formula, rounded to four decimal places:

Applicable Spread = (ASF x PercentageF) + (ASO x PercentageO)

where:	ASF	=	1.75%;
	ASO	=	2.25%;

PercentageF	=	Average Adjusted BalanceF / Average Adjusted BalanceAgg;
PercentageO	=	100% - PercentageF;

Average Adjusted BalanceF	=	(Beginning Adjusted BalanceF + Ending Adjusted BalanceF)/2
Beginning Adjusted BalanceF	=	Adjusted Balance related to First Lien Loans that are also Broadly Syndicated Loans on the first day of the Accrual Period during which such day occurs;
Ending Adjusted BalanceF	=	Adjusted Balance related to First Lien Loans that are also Broadly Syndicated Loans on the last day of the Accrual Period during which such day occurs;
Average Adjusted BalanceAgg	=	(Beginning Adjusted BalanceAgg + Ending Adjusted BalanceAgg)/2
Beginning Adjusted BalanceAgg	=	Aggregate Adjusted Balance on the first day of the Accrual Period during which such day occurs; and
Ending Adjusted BalanceAgg	=	Aggregate Adjusted Balance on the last day of the Accrual Period during which such day occurs.

provided that the “Applicable Spread” shall be 3.25% after the occurrence and during the continuance of a Curable BDC Asset Coverage Event or an Event of Default.

ARTICLE III

Representations and Warranties

SECTION 3.1.                                The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the date first written above and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                This Amendment shall become effective as of April 1, 2018 upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

2

(a)                                      this Amendment shall have been duly executed by, and delivered to, the parties hereto; and

(b)                                      the Administrative Agent’s receipt of a good standing certificate for the Borrower by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer.

ARTICLE V

Miscellaneous

SECTION 5.1.                                Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                Severability Clause  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                Ratification  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                Counterparts  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                Headings  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower

By:	/s/ Shiraz Kajee
Name: Shiraz Kajee
Title: Authorized Signatory

NEW MOUNTAIN FINANCE CORPORATION, as the Collateral Manager

By:	/s/ Shiraz Kajee
Name: Shiraz Kajee
Title: Authorized Signatory

[Signature Page to First Amendment to Third A&R Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Beale Pope
Name: Beale Pope
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Swingline Lender and as a Lender

By:	/s/ Allan Schmitt
Name: Allan Schmitt
Title: Director

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Janet B. Nolin
Name: Janet B. Nolin
Title: Vice President

NBH BANK,
as a Lender

By:	Thomas J. Rohling
Name: Thomas J. Rohling
Title: Managing Director

STATE BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Wes Reagan
Name: Wes Reagan
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:	/s/ Philip Dean
Name: Philip Dean
Title: Vice President